Exhibit 10.3

AMENDMENT NO. 2 TO INTERCREDITOR AGREEMENT

This Amendment No. 2 to Intercreditor Agreement (this “ Amendment ”), is entered into as of February 7, 2008, by and among Carl E. Berg (“ Berg ”), Greater Bay Venture Banking, a division of Greater Bay Bank, N.A., formerly Venture Banking Group, a division of Greater Bay Bank N.A. (“ Bank ”), the purchasers of the Amended and Restated Senior Secured Notes Due January 1, 2011 issued by Focus Enhancements, Inc. who are identified on Exhibit A attached hereto (the “New Purchasers ”), the previous purchasers who entered into Amendment No. 1 (defined below) who are identified on Exhibit A attached hereto (“Original Purchasers”), and Thomas O. Boucher, Jr., as agent for the New Purchasers (“ Purchasers’ Agent ”).  Capitalized terms used in this Amendment without definition have the meanings ascribed to them in the Intercreditor Agreement dated as of November 15, 2004, as amended by that certain Amendment No. 1 to Intercreditor Agreement dated January 24, 2006 (“Amendment No. 1”), between Berg, Bank, and the original purchasers (the “Original Purchasers”) under that certain Amended and Restated Senior Secured Convertible Notes Due January 1, 2011 issued by Focus Enhancements, Inc. (the “ Agreement ”).

WHEREAS, the New Purchasers intend to lend funds to Focus Enhancements, Inc. (“ Borrower ”) pursuant to an Amended and Restated Senior Secured Note Purchase Agreement;

WHEREAS, Bank has previously loaned funds to Borrower, which loan is secured by the Bank Collateral and is guarantied by Berg; and

WHEREAS, Bank and Berg wish to amend the Agreement to add the New Purchasers and Purchasers’ Agent as parties to the Agreement.

The parties hereto agree as follows:

1.                     The Agreement is hereby amended to add the New Purchasers as parties to the Agreement and, for all purposes of the Agreement, to provide that the capitalized term “Creditor” shall include the Original Purchasers, and the New Purchasers such that the New Purchasers have the same rights and obligations of Creditor under the Agreement, so long as the total indebtedness of Borrower to Bank does not exceed $6,500,000 in principal amount plus accrued interest, and fees and expenses collectible under the applicable loan documents (the “Maximum Priority Debt Amount”).  Bank and Berg agree that the New Purchasers will not be bound by the Agreement to the extent the Borrower’s total debt to Bank exceeds the Maximum Priority Debt Amount.  New Purchasers, Berg and Bank agree that Purchasers’ Agent shall be the representative and agent of the New Purchasers for all purposes under this Amendment and the Agreement, which Purchasers’ Agent acknowledges by his signature below.

2.                     Except to the extent amended hereby, all of the definitions, terms, provisions and conditions set forth in the Agreement are hereby ratified and confirmed and shall remain in full force and effect.  The Agreement and this Amendment shall be read and construed together as a single agreement.  This Amendment may be signed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

3.                     Berg agrees that the Unconditional Guaranty dated as of November 15, 2004 executed by Berg for the benefit of Bank with respect to the obligations of Borrower to Bank shall remain in full force and effect.

IN WITNESS WHEREOF, the parties to this Amendment have caused this Amendment to be executed and delivered as of the date first written above.

BERG:

/s/ Carl E. Berg
CARL E. BERG

GREATER BAY VENTURE BANKING, A DIVISION OF GREATER BAY BANK, N.A., formerly VENTURE BANKING GROUP, A DIVISION OF GREATER BAY BANK N.A.

By:	/s/ Brad Smith

Name:	Brad Smith

Its:	Senior Vice President

PURCHASERS’ AGENT

/s/ Thomas O. Boucher, Jr.
Thomas O. Boucher, Jr.

SIGNATURE PAGE TO AMENDMENT NO. 2 TO INTERCREDITOR AGREEMENT

IN WITNESS WHEREOF, the parties to this Amendment have caused this Amendment to be executed and delivered as of the date first written above.

PURCHASER

By:

Name:

Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 TO INTERCREDITOR AGREEMENT

EXHIBIT A

 ORIGINAL PURCHASERS

Name
Barbara Shingleton Trust
Brad Shingleton Trust
CFG Trust#1
David Foote
Donald L. Foote Trust#1
Heritage Mark Foundation, Inc.
Ingalls & Snyder Value Partners, L.P.
Kenneth Foote
Rhonda Foote-Judy
Ronald Altman
Steven Foote
Steven Foote IRA
Theresa Foote

  NEW PURCHASERS

Name
First National Bancshares Inc.
Blythefield Farms
Inky Investments
Steadfast LLC
Shannah Ferguson
Ferguson Children’s Trust
Blake Ashdown IRA
MacBay Partners
Horace Boone
John Boone